Exhibit 4

Joint Filing Agreement

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agrees that the Schedule 13D filed herewith (and any amendments thereto) in respect of the shares of common stock (the “Common Stock”) of Neuberger Berman Inc., a Delaware corporation, is filed jointly on behalf of each such person, and further agrees that this Joint Filing Agreement be included as an exhibit to such joint filings. This Joint Filing Agreement constitutes the entire agreement of the undersigned with respect to the subject matter hereof and supersedes and replaces any prior joint filing agreement entered into by any of the undersigned in respect of the Common Stock.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of this 15th day of August, 2001.

THE SPILKA 1998 TRUST

/S/ LINDA GALARZA SPILKA
Linda Galarza Spilka

Neuberger Berman Trust Company of Delaware, Trustee

By:	/S/ JOHN W. MACK

Joint Filing Agreement

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agrees that the Schedule 13D filed herewith (and any amendments thereto) in respect of the shares of common stock (the “Common Stock”) of Neuberger Berman Inc., a Delaware corporation, is filed jointly on behalf of each such person, and further agrees that this Joint Filing Agreement be included as an exhibit to such joint filings. This Joint Filing Agreement constitutes the entire agreement of the undersigned with respect to the subject matter hereof and supersedes and replaces any prior joint filing agreement entered into by any of the undersigned in respect of the Common Stock.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of this 30th day of April, 2002.

KENT SIMONS 2002 GRANTOR RETAINED ANNUITY TRUST

/S/ KENT SIMONS
Kent Simons, Trustee

Neuberger Berman Trust Company, N.A., Trustee

By:	/S/ JOHN W. MACK

Joint Filing Agreement

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agrees that the Schedule 13D filed herewith (and any amendments thereto) in respect of the shares of common stock (the “Common Stock”) of Neuberger Berman Inc., a Delaware corporation, is filed jointly on behalf of each such person, and further agrees that this Joint Filing Agreement be included as an exhibit to such joint filings. This Joint Filing Agreement constitutes the entire agreement of the undersigned with respect to the subject matter hereof and supersedes and replaces any prior joint filing agreement entered into by any of the undersigned in respect of the Common Stock.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of this 10th day of April, 2000.

DANIEL J. PADUANO DESCENDANTS EXEMPT IRREVOCABLE TRUST

/S/ DANIEL J. PADUANO
Daniel J. Paduano, Trustee

/S/ JAMES A. PADUANO
James A. Paduano, Trustee

Neuberger Berman Trust Company of Delaware, Trustee

By:	/S/ JOHN W. MACK

Joint Filing Agreement

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agrees that the Schedule 13D filed herewith (and any amendments thereto) in respect of the shares of common stock (the “Common Stock”) of Neuberger Berman Inc., a Delaware corporation, is filed jointly on behalf of each such person, and further agrees that this Joint Filing Agreement be included as an exhibit to such joint filings. This Joint Filing Agreement constitutes the entire agreement of the undersigned with respect to the subject matter hereof and supersedes and replaces any prior joint filing agreement entered into by any of the undersigned in respect of the Common Stock.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of this 10th day of April, 2000.

DANIEL J. PADUANO 2000 IRREVOCABLE TRUST

/S/ DANIEL J. PADUANO
Daniel J. Paduano, Trustee

/S/ JAMES A. PADUANO
James A. Paduano, Trustee

Neuberger Berman Trust Company of Delaware, Trustee

By:	/S/ JOHN W. MACK

Joint Filing Agreement

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agrees that the Schedule 13D filed herewith (and any amendments thereto) in respect of the shares of common stock (the “Common Stock”) of Neuberger Berman Inc., a Delaware corporation, is filed jointly on behalf of each such person, and further agrees that this Joint Filing Agreement be included as an exhibit to such joint filings. This Joint Filing Agreement constitutes the entire agreement of the undersigned with respect to the subject matter hereof and supersedes and replaces any prior joint filing agreement entered into by any of the undersigned in respect of the Common Stock.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of this 10th day of April, 2000.

JOHN P. PADUANO DESCENDANTS EXEMPT IRREVOCABLE TRUST

/S/ JOHN P. PADUANO
John P. Paduano, Trustee

/S/ JAMES A. PADUANO
James A. Paduano, Trustee

Neuberger Berman Trust Company of Delaware, Trustee

By:	/S/ JOHN W. MACK

Joint Filing Agreement

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agrees that the Schedule 13D filed herewith (and any amendments thereto) in respect of the shares of common stock (the “Common Stock”) of Neuberger Berman Inc., a Delaware corporation, is filed jointly on behalf of each such person, and further agrees that this Joint Filing Agreement be included as an exhibit to such joint filings. This Joint Filing Agreement constitutes the entire agreement of the undersigned with respect to the subject matter hereof and supersedes and replaces any prior joint filing agreement entered into by any of the undersigned in respect of the Common Stock.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of this 10th day of April, 2000.

JOHN P. PADUANO 2000 IRREVOCABLE TRUST

/S/ JOHN P. PADUANO
John P. Paduano, Trustee

/S/ JAMES A. PADUANO
James A. Paduano, Trustee

Neuberger Berman Trust Company of Delaware, Trustee

By:	/S/ JOHN W. MACK